UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-13222	23-2265045
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania	16933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (570) 662-2121

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol(s))	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ◻

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective April 17, 2020, Citizens Financial Services, Inc. (“Citizens”), the holding company for First Citizens Community Bank (“FCCB”), completed its acquisition of MidCoast Community Bancorp, Inc. (“MidCoast”), the holding company for MidCoast Community Bank (“MCB”), pursuant to the previously filed Agreement and Plan of Merger by and between Citizens and MidCoast dated as of September 18, 2019, as amended (the “Merger Agreement”).  Before the April 17, 2020 effective date and in accordance with the Merger Agreement, Citizens organized CZFS Acquisition Company, LLC (“CZFS LLC”), a Pennsylvania limited liability company, as a wholly-owned direct subsidiary of Citizens and contributed all of FCCB’s outstanding common stock to CZFS LLC in exchange for all of the membership interests in CZFS LLC.  Thereafter on April 17, 2020, MidCoast merged with and into CZFS LLC, with CZFS LLC as the surviving entity (the “Merger”), and immediately thereafter MCB merged with and into FCCB, with FCCB as the surviving institution (the “Bank Merger”).  In accordance with the Merger Agreement, each share of MidCoast common stock that was outstanding at the effective time of the Merger was converted into the right to receive, at the election of the holder, either $6.50 in cash, without interest, 0.1065 shares of Citizens common stock, or a combination of cash and shares of Citizens common stock, subject to the allocation and proration procedures contained in the Merger Agreement.  The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Appendix A to Citizen’s Definitive Prospectus filed with the Securities and Exchange Commission on January 27, 2020 pursuant to Rule 424(b)(3) promulgated under the Securities Act of 1933, as amended, and incorporated herein by reference.

On April 17, 2020, Citizens issued a press release to announce the completion of the Merger and the Bank Merger.  For additional information, reference is made to the press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                          Financial Statements and Other Exhibits.

(d)	Exhibits

99.1	Press Release Dated April 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citizens Financial Services, Inc.

April 22, 2020	By:	/s/ Randall E. Black
Randall E. Black
Chief Executive Officer and President